UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2015

MCPI, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54770	45-0704149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

817 NW Hill Street, Bend, OR 97701
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  214-666-8364

Med-Cannabis Pharma, Inc.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On October 30, 2015, Graciela Moreno, President and CEO of MCPI, Inc. fka Med-Cannabis Pharma, Inc. (the “Company”) announced that she was resigning as an officer and director to pursue other opportunities. The remaining director, Carla Williams, appointed Garrett Vogel, the Company’s CFO, as interim CEO, pending the appointment of a new CEO.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2015	MCPI, INC.

fka MED-CANNABIS PHARMA, INC.

/s/ Garrett Vogel

Garrett Vogel, Interim CEO

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